UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2019

SCIVANTA MEDICAL CORPORATION

(Exact name of registrant as specified in charter)

Nevada	000-27119	22-2436721
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

606 Liberty Ave., 3rd Floor, Pittsburgh, PA	15222
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 851-3388

215 Morris Avenue, Spring Lake, New Jersey, 07762

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SCVM	OTC:Pink

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 – Changes in Registrant’s Certifying Accountant

Effective July 10, 2019, Scivanta Medical Corporation (“Scivanta”) dismissed its independent registered public accounting firm, Mazars USA LLP (formerly WeiserMazars LLP) (“Mazars”) and engaged BF Borgers CPA PC (“BF Borgers”), which actions were approved by Scivanta’s Board of Directors on July 10, 2019.

Mazars was engaged by the registrant on March 3, 2005. From the date of Mazars’ engagement through the date of resignation, (i) Scivanta had no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) with Mazars on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Mazars, would have caused Mazars to make reference to the subject matter of the disagreements in connection with its report on Scivanta’s consolidated financial statements for such years or any subsequent interim period through the date of resignation, and (ii) there were no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K).

During the years ended October 31, 2016 and 2015, and the subsequent interim period through July 10, 2019 (the date of the new engagement), Scivanta did not consult with BF Borgers regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Scivanta's financial statements by BF Borgers in either case where written or oral advice provided by BF Borgers would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement or a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

The audit reports of Mazars on the financial statements of the Company as of and for the years ended October 31, 2016 and 2015 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that Mazars’ reports for the fiscal years ended October 31, 2016 and 2015 did contain an explanatory paragraph regarding their substantial doubt as to our ability to continue as a going concern, and the lack of any adjustments to the financial statements that might result from that circumstance.

Scivanta made the contents of this Current Report on Form 8-K available to Mazars and requested it to furnish a letter addressed to the SEC as to whether it agrees or disagrees with, or wishes to clarify Scivanta’s expression of its views, or containing any additional information. (A copy of Mazars’ letter to the SEC is included as Exhibit 16.1 to this Current Report on Form 8-K).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

16.1 Letter from Mazars USA LLP dated July 10, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIVANTA MEDICAL CORPORATION
(Registrant)

By:	/s/ Leonard Lovallo
Leonard Lovallo
President

Date: July 16, 2019